UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2005

CAPITAL AUTO RECEIVABLES, INC.
CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1

(Exact Name of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-105077 (Commission File Number)	38-3082892 (IRS Employer Identification No.)

c/o General Motors Acceptance Corporation
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of Principal Executive Offices, including Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The registrant is filing the exhibits listed in Item 9.01 below in connection with the issuance of Class A-1 Floating Rate Asset Backed Notes, Class A-2a Floating Rate Asset Backed Notes, Class A-2b Asset Backed Notes, Class A-3 Floating Rate Asset Backed Notes, Class A-4 Asset Backed Notes, Class A-5 Floating Rate Asset Backed Notes, Class B Floating Rate Asset Backed Notes, Class C Asset Backed Notes and Class D Asset Backed Notes by Capital Auto Receivables Asset Trust 2005-1 described in the final Prospectus Supplement dated May 25, 2005.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture between Capital Auto Receivables Asset Trust 2005-1 (the “Issuer”) and the JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of June 2, 2005.

4.2	Trust Agreement between Capital Auto Receivables, Inc. (the “Seller”) and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of June 2, 2005.

99.1	Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller, and Capital Auto Receivables Asset Trust 2005-1, as the Issuer, dated as of June 2, 2005.

99.2	Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of June 2, 2005.

99.3	Schedule to the Master ISDA Agreement Capital Auto Receivables Asset Trust 2005-1 and HSBC Bank USA, N.A., dated as of June 2, 2005.

99.4	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2005-1, General Motors Acceptance Corporation and HSBC Bank USA, N.A., dated as of June 2, 2005.

99.5	Swap Counterparty Rights Agreement among HSBC Bank USA, N.A., Capital Auto Receivables Asset Trust 2005-1, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and JPMorgan Chase Bank, N.A., dated as of June 2, 2005.

99.6	Administration Agreement among Capital Auto Receivables Asset Trust 2005-1, General Motors Acceptance Corporation and JP Morgan Chase Bank, N.A., dated as of June 2, 2005.

99.7	Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of June 2, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of Capital Auto Receivables, Inc., the registrant, and Capital Auto Receivables Asset Trust 2005-1 has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES INC. (Registrant)
Date: June 6, 2005	By:	/s/ C.J. Vannatter
		Name:	C.J. Vannatter
		Title:	Vice President

CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1
By: General Motors Acceptance Corporation, as Administrator
under the Administration Agreement

Date: June 6, 2005	By:	/s/C.J. Vannatter
		Name:	C.J. Vannatter
		Title:	Director—Global Securitization

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between Capital Auto Receivables Asset Trust 2005-1 (the “Issuer”) and the JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of June 2, 2005.

4.2	Trust Agreement between Capital Auto Receivables, Inc. (the “Seller”) and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of June 2, 2005.

99.1	Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller, and Capital Auto Receivables Asset Trust 2005-1, as the Issuer, dated as of June 2, 2005.

99.2	Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of June 2, 2005.

99.3	Schedule to the Master ISDA Agreement Capital Auto Receivables Asset Trust 2005-1 and HSBC Bank USA, N.A., dated as of June 2, 2005.

99.4	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2005-1, General Motors Acceptance Corporation and HSBC Bank USA, N.A., dated as of June 2, 2005.

99.5	Swap Counterparty Rights Agreement among HSBC Bank USA, N.A., Capital Auto Receivables Asset Trust 2005-1, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and JPMorgan Chase Bank, N.A., dated as of June 2, 2005.

99.6	Administration Agreement among Capital Auto Receivables Asset Trust 2005-1, General Motors Acceptance Corporation and JP Morgan Chase Bank, N.A., dated as of June 2, 2005.

99.7	Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of June 2, 2005.